As filed with the Securities and Exchange Commission on November 16, 2009

File No. 811-22350

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940 [X]

GLOBAL OPPORTUNITIES PORTFOLIO
(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)

(617) 482-8260
(Registrant’s Telephone Number, including Area Code)

Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Service)

Throughout this Registration Statement, certain information concerning Global Opportunities Portfolio (the “Portfolio”) is incorporated by reference from Amendment No. 139 to the Registration Statement of Eaton Vance Mutual Funds Trust (the “Trust”) (File No. 02-90946 under the Securities Act of 1933 (the “1933 Act”)) (the “Amendment”), which was filed electronically with the Securities and Exchange Commission on February 26, 2009 (Accession No. 0000940394-09-000139). The Amendment contains the prospectus (the “Fund prospectus”) and statement of additional information (the “Fund SAI”) of Eaton Vance Strategic Income Fund (the “Fund”), which may invest a portion of its assets in the Portfolio.

PART A

Responses to Items 1, 2, 3, 4 and 13 have been omitted pursuant to Paragraph B-2(b) of the General Instructions to Form N-1A.

Item 4.   Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

The Portfolio is a non-diversified, open-end management investment company. Interests in the Portfolio are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the 1933 Act. Investments in the Portfolio may be made only by U.S. and foreign investment companies, common or commingled trust funds, pooled income funds or similar organizations or entities that are “accredited investors” within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any “security” within the meaning of the 1933 Act.

The Portfolio is not intended to be a complete investment program, and a prospective investor should take into account its objectives and other investments when considering the purchase of an interest in the Portfolio. The Portfolio cannot assure achievement of its investment objective.

The investment objective of the Portfolio is total return. The Portfolio’s investments may include foreign and domestic securities and other instruments, including sovereign debt, mortgage-backed securities (“MBS”), corporate debt, other fixed-income securities and commodities related investments. The Portfolio may participate in borrowings under the Term Asset-Backed Securities Loan Facility (“TALF”) program (or other similar non-recourse programs), provided that not more than 5% of its assets is represented by its net investment in assets acquired with TALF financing at the time of investment. The Portfolio may also invest up to 10% of net assets in equity securities. The Portfolio normally invests in at least three different countries (one of which may be the United States). The Portfolio typically invests in emerging market countries. The Portfolio may invest without limit in foreign currencies. The Portfolio’s investments may be highly concentrated in a geographic region or country and typically a portion will be invested in emerging market countries. A portfolio that invests in a relatively small number of issuers, regions or countries is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

In managing the Portfolio, the investment adviser adjusts investments and engages in active management techniques in an effort to take advantage of differences in securities, countries, currencies and credits based on its perception of various factors, including the most favorable markets, interest rates and issuers, the relative yield and appreciation potential of a particular country’s securities, and the relationship of a country’s currency to the U.S. dollar. This strategy requires the investment adviser to identify countries and currencies where the Portfolio’s investments will out-perform comparable investments in other countries and currencies and in many cases to predict changes in economies, markets, political conditions, and other factors. The success of this strategy will, of course, involve the risk that the investment adviser’s predictions may be untimely or incorrect.

The Portfolio may engage in any or all of the types of derivative transactions. The Portfolio may enter into forward commitments to purchase U.S. government agency generic MBS, with the total amount of such outstanding commitments not to exceed 10% of total net assets. Such forward commitments may be entered into for purposes of investment leverage. The Portfolio may enter into forward commitments to sell generic U.S. government agency MBS, with the total amount of such outstanding commitments not to exceed 50% of MBS holdings. In addition, the Portfolio at times may enter into mortgage rolls.

As a non-diversified fund, the Portfolio may invest a larger portion of its assets in the obligations of a limited number of issuers than a diversified fund. This makes the Portfolio more susceptible to adverse economic, business or other developments affecting such issuers. The Portfolio may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer, other than U.S. Government securities.

The Portfolio’s objective and policies may be changed by the Trustees without shareholder approval. There is no present intention to make any such change, and shareholders will receive at least 60 days’ prior notice of any material change in the Portfolio’s investment objective.

Characteristics and Risks of Investments

Set forth below are the principal characteristics and risks associated with the investments and strategies of the Portfolio. The risks of these investment strategies could adversely affect the Portfolio’s net asset value or total return. The Portfolio might not use or be exposed to all of the strategies and techniques or invest directly or indirectly in all of the types of investments described in this registration statement. While at times the Portfolio may use alternative investment strategies in an effort to limit losses, it may choose not to do so.

Fixed-Income Securities. Fixed-income securities include debt securities issued by non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; obligations of international agencies or supranational entities; securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; MBS and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits, bank deposits (or investments structured to provide the same type of exposure) and bankers’ acceptances of foreign and domestic banks, including central or similar quasi-sovereign banks; and repurchase agreements and reverse repurchase agreements on fixed income instruments.

Foreign Investments. Foreign investments are subject to certain risks, which can be more significant in emerging market countries. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign entities are less liquid and more volatile than securities of comparable U.S. entities. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. Local investors in foreign countries may have preferential access to information and policy makers in a way that would expose the Portfolio’s investments to adverse market movements. Insider trading regulations may not be enforced, may be weaker than in the United States or may not exist at all. In the event of a sovereign default, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. corporate debt issuer.

Investments in emerging market countries may be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. Political and economic structures in emerging market countries generally lack the social, political and economic stability characteristics of the United States. Governmental actions can have a significant effect on the economic conditions in such countries, which could adversely affect the value and liquidity of the Portfolio’s investments. The laws of countries in the region relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain a judgment in the courts of these countries than it is in the United States. In addition, unanticipated political or social developments may affect the value of the Portfolio’s investments in these countries and the availability to the Portfolio of additional investments. In less developed markets, there also is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. These and other factors may cause emerging market securities to be more volatile and potentially less liquid than securities in more developed countries. Also, settlement of transactions in emerging market countries are subject to risk of loss, may be delayed and may be generally less reliable than in the United States, and could affect the liquidity of the Portfolio’s assets.

The costs of investing abroad may be higher than in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. Because foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company.

Foreign Currencies. The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations, application of foreign tax laws (including withholding tax), governmental administration of economic or monetary policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

Derivative Investments. Derivative instruments may be purchased or sold to enhance total return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the duration of obligations held, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. Transactions in derivative instruments may be in the United States or abroad and may include the purchase or sale of futures contracts on securities, indices or other financial instruments or currencies; options on futures contracts; deliverable and non-deliverable (“NDF”) forward foreign currency exchange contracts (“forwards”); exchange-traded and over-the-counter options on securities, indices or currencies; short sales; interest rate, total return and credit default swaps; forward rate agreements; and credit linked notes and other similarly structured products, including but not limited to instruments that have a greater or lesser credit risk than the security underlying that instrument.

The use of derivatives is highly specialized, and engaging in derivative transactions for purposes other than hedging is speculative. Transactions in derivative instruments involve risks such as losses due to unanticipated adverse changes in prices, interest rates, index values or currency exchange rates; the inability to close out a position; default by or bankruptcy of the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the initial investment therein and may unfavorably impact investment performance. In addition, the Portfolio may lose the entire premium paid for purchased options that expire before they can be profitably exercised. The Portfolio incurs transaction costs in opening and closing positions in derivative instruments.

Forwards are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. They are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying forwards. As a result, available information may not be complete.

Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. Cross-currency swaps are interest rate swaps in which the notional amount upon which the fixed interest rate is accrued is denominated in one currency and the notional amount upon which the floating rate is accrued is denominated in another currency. The notional amounts are typically determined based on the spot exchange rate at the inception of the trade.

Credit default swap agreements ("CDS") enable the Portfolio to buy or sell credit protection on an individual issuer or basket of issuers. The Portfolio may enter into CDS to gain or short exposure to sovereign bond markets. Long CDS positions are utilized to gain exposure to a sovereign bond market (similar to buying a bond) and are akin to selling insurance on the bond. Short CDS positions are utilized to short exposure to a sovereign bond market (similar to shorting a bond) and are akin to buying insurance on the bond. In response to recent market events, federal and certain state regulators have proposed regulation of the CDS market. These regulations may limit the Portfolio’s ability to use CDS and/or the benefits of CDS. CDS, credit linked notes and similarly structured products involve risks, including the risk that the counterparty may be unable to fulfill the transaction or that the Portfolio may be required to purchase securities to meet delivery obligations. The Portfolio may have difficulty, be unable or may incur additional costs to acquire such securities.

Short Sales. The Portfolio may make short sales as part of its overall portfolio management strategy or to offset a potential decline in value of a security. The Portfolio may sell short any security in which it is permitted to invest. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the Portfolio to the risk that it will be required to acquire securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. When making a short sale, the Portfolio must segregate liquid assets (or otherwise cover) obligations under the short sale. The Portfolio may engage in short selling provided that not more than 15% of net assets is held as collateral for such sales.

Repurchase Agreements. The Portfolio may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell it at a specified date and price). In the event of the bankruptcy of the counterparty to a repurchase agreement, recovery of cash may be delayed. To the extent that, in the meantime, the value of the purchased securities may have decreased, a loss could result. Repurchase agreements which mature in more than seven days will be treated as illiquid. Except as stated in the next sentence, the terms of a repurchase agreement will provide that the value of the collateral received by the Portfolio underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily. The terms of a repurchase agreement entered into to facilitate a short sale may provide that the value of collateral received by the Portfolio is less than the repurchase price, subject to the requirements of the Investment Company Act of 1940, as amended. In such a case, the Portfolio will segregate liquid assets equal to the marked to market value of its obligation to the counterparty to the repurchase agreement.

Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Portfolio transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Portfolio may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. The Portfolio could also enter into reverse repurchase agreements as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio assets. When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio’s assets. As a result, such transactions may increase fluctuations in the Portfolio’s net asset value. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Portfolio reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Portfolio’s yield.

MBS. MBS represent participation interests in pools of adjustable and fixed-rate mortgage loans. MBS may be issued by the U.S. Government (or one of its agencies or instrumentalities) or privately issued but collateralized by mortgages that are insured, guaranteed or otherwise backed by the U.S. Government, or its agencies or instrumentalities. Adjustable rate mortgages are mortgages whose interest rates are periodically reset when market rates change. Unlike conventional debt obligations, MBS provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. MBS that include loans that have had a history of refinancing opportunities are referred to as “seasoned MBS”. MBS that is not seasoned MBS is referred to as generic MBS. Seasoned MBS tend to have a higher collateral to debt ratio than other MBS because a greater percentage of the underlying debt has been repaid and the collateral property may have appreciated in value. MBS may be “premium bonds” acquired at prices that exceed their par or principal value.

The mortgage loans underlying MBS are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment, although investment in seasoned MBS can mitigate this risk. Under certain interest and prepayment rate scenarios, the Portfolio may fail to recover the full amount of its investment in MBS, notwithstanding any direct or indirect governmental or agency guarantee. Because faster than expected prepayments must usually be invested in lower yielding securities, MBS are less effective than conventional bonds in “locking in” a specified interest rate. For premium bonds, prepayment risk may be enhanced. In a rising interest rate environment, a declining prepayment rate will extend the average life of many MBS. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. MBS that are purchased at a premium generate current income that exceeds market rates for comparable investments, but tend to decrease in value as they mature. MBS include classes of collateralized mortgage obligations (“CMOs”), including fixed- or floating-rate tranches, and various other MBS. In choosing among CMO classes, the investment adviser will evaluate the total income potential of each class and other factors. CMOs are subject to the same types of risks affecting MBS as described above. Mortgage dollar rolls in which the Portfolio sells MBS may be sold for delivery in the current month with a simultaneous contract entered to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date (a “mortgage roll”). During the roll period, the Portfolio foregoes principal and interest paid on the MBS.

Investment Grade Investments. Investment grade investments include securities rated at least BBB by S&P and Fitch or Baa by Moody’s. Investments rated Baa and BBB have some speculative characteristics. Investment grade debt securities may include securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities, debt securities of foreign governmental and private issuers, commercial paper or other short-term debt instruments rated in one of the two highest short-term rating categories by any rating service listed above. An unrated security will be considered to be an investment grade investment if the investment adviser determines that it is of comparable quality. Investment grade investments include money market funds, including an affiliated money market fund. A credit rating may have a modifier (such as plus, minus or a numerical modifier) to denote its relative status within the rating. The presence of a modifier does not change the security’s credit rating (meaning that BBB- and Baa3 are within the investment grade rating).

Lower Rated Investments. Lower rated investments are rated below investment grade (i.e., bonds rated below Baa3 by Moody’s or below BBB- by S&P and Fitch, and in comparable unrated investments) (so called “junk bonds”). Investments rated below BBB and Baa are predominantly speculative. Investments rated C by Moody’s are regarded as having extremely poor prospects of ever attaining any real investment standing. Investments rated D by S&P and Fitch are in payment default. In order to enforce its rights with defaulted investments or in other situations, the Portfolio may be required to retain legal counsel and/or a financial adviser. This may increase the Portfolio’s operating expenses and adversely affect net asset value. The credit quality of lower rated investments reflects a greater possibility that adverse changes in the financial condition of an issuer, or in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the value of such investments more volatile and could limit the ability to sell them at favorable prices. In the absence of a liquid trading market for an investment, it may be difficult to determine its fair market value.

Credit Ratings. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit ratings are based largely on the issuer’s historical financial condition and the rating agency’s investment analysis at the time of rating, and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not reflect assessment of the volatility of the security’s market value or of the liquidity of an investment in the security. Credit quality in the sectors of the market can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security.

Because of the greater number of investment considerations involved in investing in lower rated investments, their selection depends more on the investment adviser’s judgment and analytical abilities than would be the case in selecting securities in the higher rating categories. While the investment adviser will attempt to reduce the risks of investing in lower rated or unrated investments through active portfolio management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that a broadly diversified portfolio of such investments would substantially lessen the risks of defaults brought about by an economic downturn or recession.

Concentration. The Portfolio may invest up to 25% of its assets in any one industry, which may expose it to unique risks of that industry. Sovereignty is not considered to be an industry for this or any other purpose. The Portfolio also may have significant exposure to certain sectors of the economy or geographic regions or countries and thus may react differently to political or economic developments than the market as a whole. By investing in a relatively small number of issuers, regions or countries, The Portfolio is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

Senior and Junior Loans. Senior floating-rate loans ("Senior Loans") hold a senior position in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior Loans typically have rates of interest which are re-determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. Senior Loans held by the Portfolio typically have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. Junior loans are secured and unsecured subordinated loans, second lien loans and subordinated bridge loans ("Junior Loans"). Junior Loans are subject to the same general risks inherent to any loan investment. Due to their lower place in the

Borrower’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Borrower.

Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income, a reduction in the value of the investment and a potential decrease in the Portfolio’s net asset value. There can be no assurance that the liquidation of any collateral securing a loan (including the Borrower’s stock) would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Portfolio could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. In order to enforce its rights under a loan or in other situations, the Portfolio may be required to retain legal counsel and/or a financial adviser. No active trading market may exist for certain loans and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Portfolio’s net asset value. During periods of limited supply of loans, the Portfolio’s yield may be lower.

Most loans are lower rated investments. In the event a loan is not rated, it is likely to be the equivalent in quality to a lower rated investment. The amount of public information available with respect to loans may be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of Borrowers, the investment adviser will consider, and may rely in part, on analyses performed by others.

Asset-Backed Securities. Asset-backed securities represent interests in a pool of assets, such as home equity loans, commercial MBS, automobile receivables or credit card receivables. Unscheduled prepayments of asset-backed securities may result in a loss of income if the proceeds are invested in lower-yielding securities. Delays in repayment of principal may result in the securities outstanding for a longer period of time than expected at the time of purchase. In addition, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements (if any) may be inadequate in the event of default.

U.S. Government Securities. U.S. Government securities include U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by U.S. Government agencies or instrumentalities (“agency obligations”). Agency obligations may be guaranteed by the U.S. Government or they may be backed by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. Government to purchase the obligations, or the credit of the agency or instrumentality. While U.S. Government agencies may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury. To the extent that the Portfolio invests in securities of government sponsored entities, the Portfolio will be subject to the risks unique to such entities. Government sponsored entities, such as the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Banks ("FHLBs"), the Private Export Funding Corporation ("PEFCO"), the Federal Farm Credit Banks ("FFCB") and the Tennessee Valley Authority ("TVA"), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. Government. The U.S. Government recently provided financial support to Fannie Mae and Freddie Mac, but there can be no assurance that it will support these or other government-sponsored enterprises in the future. The Portfolio may also invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. As a result of their high credit quality and market liquidity, U.S. Government securities generally provide a lower current return than obligations of other issuers.

Commodities-Related Investments. Commodities-related investments may be used to hedge a position in a commodity producing country or for non-hedging purposes, such as to gain exposure to a particular type of commodity or commodity market. Commodities related investments include (but are not limited to commodities contracts, commodity futures or options thereon (investments in contracts for the future purchase or sale of commodities); commodity exchange-traded funds (exchange-traded funds that track the price of a single commodity, such as gold or oil, or a basket of commodities); total return swaps based on a commodity index (permitting one party to receive/pay the total return on a commodity index against payment/receipt of an agreed upon spread/interest rate); commodity-linked notes (providing a return based on a formula referenced to a commodity index); commodity exchange-traded notes (non-interest paying debt instruments whose price fluctuates (by contractual commitment) with an underlying commodities index); sovereign issued oil warrants (a sovereign obligation the coupon on which is contingent on the price of oil); and any other commodities related investment permitted by law.

To qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, 90% of the income received by a fund that invests in the Portfolio must be from certain qualified sources. Direct investment in many commodities investments generates income that is not from a qualified source for purposes of meeting this 90% test. Absent a revenue ruling or other guidance from the Internal Revenue Service (“IRS”), the Portfolio intends to seek a private letter ruling from the IRS that income (i) from commodity-linked notes or (ii) allocated to a fund from a Portfolio from the ownership of one or more offshore subsidiaries that hold commodities or commodities-related investments is income from a qualified source for purposes of the 90% test. If the requested ruling is received, the Portfolio may then establish one or more wholly-owned offshore subsidiaries (expected to be organized in the Cayman Islands) through which it may conduct a significant portion of its commodities investing activities. All income or net capital gain allocated to a fund from such a subsidiary would be treated as ordinary income to the fund. The subsidiary would be advised by EVM, or an affiliate thereof, and would be managed in a manner consistent with the Portfolio’s investment objective.

Participation in the TALF Program. The Portfolio may participate in the TALF program. The TALF is a loan facility administered by the Federal Reserve Bank of New York (the "New York Fed") in conjunction with the U.S. Treasury Department. The program provides term financing for eligible asset backed securities ("ABS") and commercial mortgage-backed securities ("CMBS"), which include those backed by student loans, autos (loan, lease, motorcycle and auto dealer floor plan), credit cards (consumer and business), equipment loans, insurance premium finance loans, small business loans and CMBS, with potential expansion to include private-label residential mortgage-backed securities, collateralized loan and debt obligations and other types of assets deemed appropriate by the New York Fed.

TALF-eligible securities currently consist of U.S. dollar-denominated cash, ABS, qualifying CMBS issued after January 1, 2009 ("New Issuance CMBS") and qualifying CMBS issued before January 1, 2009 ("Legacy CMBS"). ABS and CMBS must conform to several criteria issued by the Federal Reserve Board to be eligible under the TALF program. In order for New Issuance CMBS and Legacy CMBS to qualify for TALF financing, the underlying mortgage loans must also meet certain criteria.

Under TALF, the New York Fed provides non-recourse funding to eligible borrowers through one or more loans (“TALF loans”) via primary dealers or a group of authorized banks ("Primary Dealers") as agents. Those Primary Dealers facilitate the lending of money to eligible borrowers (pursuant to a Master Loan and Security Agreement ("MLSA")), including U.S. organized pooled investment vehicles, such as hedge funds, private equity funds and registered investment companies. The loan process for ABS and New Issuance CMBS entails a borrower purchasing the securities and paying up-front a “haircut” amount (in general currently ranging from 5% to 16%) plus an administration fee (in general currently ten basis points for ABS and 20 basis points for CMBS), in exchange for the Primary Dealer depositing the security into an account held at The Bank of New York Mellon, with the balance of the payment coming from the New York Fed. In the case of Legacy CMBS, the loan process entails a borrower purchasing the CMBS for settlement during the eligible period for TALF subscriptions. Thereafter, the borrower submits a request for a TALF loan through the Primary Dealer on the declared subscription date. The New York Fed reviews all Legacy CMBS requests for acceptance or rejection.

The terms and conditions of the Portfolio’s participation in the TALF program will be governed by the TALF Standing Loan Facility Procedures and the MLSA. The MLSA will also include representations, warranties and covenants of the Portfolio and the Primary Dealer. The Portfolio will also be required to enter into a Customer Agreement with its Primary Dealers that will contain additional representations, warranties, covenants and indemnities for the benefit of such Primary Dealer.

The TALF program is currently scheduled to terminate on March 31, 2010 for ABS and Legacy CMBS and on June 30, 2010 for New Issuance CMBS.

A borrowing by the Portfolio under the TALF Program is subject to similar risks associated with borrowings from banks as described in the Fund prospectus. However, pursuant to a recent no-action letter issued by the Staff of the United States Securities and Exchange Commission, in lieu of complying with the 300% asset coverage requirements of Section 18 of the Investment Company Act of 1940, as amended, the Portfolio need only segregate, on its books or the books of its custodian, liquid assets in an amount equal to the outstanding principal and interest due on the TALF loan. Thus, the combination of this asset segregation requirement and the pledge of TALF-eligible securities ensure that the Portfolio’s borrowing under the TALF program will, in effect, have asset coverage of at least 200%. Borrowing under the TALF program also may cause the Portfolio to incur costs, in addition to the interest due, including an administrative fee imposed by the New York Fed and certain other fees that may be charged by the Primary Dealers.

While not anticipated, should the periodic interest and principal payments due on a TALF loan exceed the amounts received on the pledged TALF-eligible security, the Portfolio may be required to pay such additional amounts from its other portfolio assets which could cause the Portfolio to sell other securities or investments at times when it might not otherwise choose to do so. In addition, in some instances, the Portfolio may be deemed to have earned income on the pledged collateral that must be paid out to shareholders under applicable Federal tax regulations without receiving cash sufficient to make such distributions. The Portfolio has also agreed not to exercise or refrain from exercising any vote, consent or waiver rights under a TALF-eligible security without consent of the New York Fed.

With respect to the Portfolio’s investment policy relating to investments in illiquid securities, during those times, if any, when a TALF-eligible security subject to a loan is considered to be an “illiquid security,” the Portfolio will count as illiquid only the amount by which the fair value of such security exceeds the amount of the TALF loan.

Participation in the TALF program may expose the Portfolio to, among others, the risks associated with leverage, bridge financing, and non-recourse financing. While the degree of leverage utilized by the Portfolio will vary depending upon categories of TALF-eligible securities and haircut amounts assigned from time to time under the TALF program, all TALF investments will be leveraged significantly, with the effect that fluctuations in the price of the underlying ABS or CMBS could result in high volatility in the value of the net investment and adversely effect the performance of the Portfolio. The use of leverage has the potential to magnify the gains or the losses on the Portfolio’s investments. Such risks may be minimized by the non-recourse nature of the TALF loans combined with the limitation on use of TALF-financed investments in the Portfolio described below.

If the Portfolio acquires CMBS or ABS in the secondary market it may also be exposed to the risks associated with bridge financing. Given the unique operational aspects of the TALF program, the Portfolio will be required to provide cash or engage bridge financing for the period between settlement and release of TALF loans by the New York Fed. The Portfolio may utilize reverse repurchase agreements to provide bridge financing for the purpose of acquiring CMBS believed to be TALF-eligible. The use of financing by the Portfolio will not exceed the value of cash equivalents available to the Portfolio to settle its obligation under the reverse repurchase agreement. The Portfolio is also at risk if the New York Fed chooses to reject, in whole or in part, its request for a TALF loan to finance a specific CMBS CUSIP. In those circumstances, the Portfolio will bear the risk that such security’s value will decrease, perhaps significantly.

As noted above, the New York Fed as lender generally has limited recourse against the Portfolio under the terms of each MLSA. Recourse is limited to the collateral securing each TALF loan except in certain circumstances: if the Portfolio is no longer an eligible borrower, is in breach of certain representations and warranties, fails to reimburse amounts paid to it in error or it fails to exercise its collateral surrender rights at the maturity of a TALF loan and the TALF loan is not repaid in full. In those instances, the New York Fed may seek recourse against the Portfolio and any guarantor without such recourse being limited to the value of the collateral in respect of the relevant TALF loan. Similar full recourse rights likely will exist for the Primary Dealers under analogous circumstances under the Customer Agreements.

Cash and Cash Equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations. The Portfolio may also invest in an affiliated fund, which invests in such short-term securities.

Equity Investments. The Portfolio may invest up to 10% of net assets in U.S. and non-U.S. common stocks, other equity securities and/or non-income producing equity securities or warrants. Equity securities received upon conversion of convertible securities, such as convertible bonds, may be retained. Equity securities are sensitive to stock market volatility. Changes in stock market values can be sudden and unpredictable. Even if values rebound, there is no assurance they will return to previous levels.

Additional Fixed-Income Securities. Zero coupon bonds, deferred interest bonds and bonds or preferred stocks on which the interest is payable in-kind (“PIK securities”), are debt obligations that are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK securities provide that the issuer thereof may, at its option, pay interest in cash or in the form of additional securities. Such investments may experience greater volatility in market value due to changes in interest rates. The Portfolio accrues income on these investments and is required to distribute its income each year. The Portfolio may be required to sell securities to obtain cash needed for income distributions. Securities purchased on a when-issued or forward commitment basis are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Bonds that make "in-kind" interest payments, as well as bonds that do not pay income currently or do not make regular interest payments may experience greater volatility in response to interest rate changes.

Forward Commitments. Fixed-income securities may be purchased on a "forward commitment" or "when-issued" basis (meaning securities are purchased or sold with payment and delivery taking place in the future). In such a transaction, the Portfolio is securing what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the yield on a comparable security when the transaction is consummated may vary from the yield on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction. The Portfolio may enter into forward commitments to purchase U.S. government agency generic MBS, with the total amount of such outstanding commitments not to exceed 10% of total net assets. Such forward commitments may be entered into for purposes of investment leverage. The Portfolio may enter into forward commitments to sell generic U.S. government agency MBS, with the total amount of such outstanding commitments not to exceed 50% of MBS holdings.

Interest Rate and Other Considerations. When interest rates decline, the value of a fund invested in non-callable fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of such a fund can be expected to decline. The value of Senior Loans generally can be expected to fluctuate minimally as a result of changes in market interest rates. However, because floating rates on Senior Loans only reset periodically, material changes in prevailing interest rates may cause some fluctuation in value. Other economic factors (such as a large downward movement in stock prices, a disparity in supply and demand of certain investments or market conditions that reduce liquidity) can also adversely impact the markets for securities and other instruments. Rating downgrades of holdings or their issuers will generally reduce the value of such holdings. The magnitude of the affect of interest rate fluctuations will generally be greater at times when the Portfolio’s average maturity is longer.

Securities Lending. The Portfolio may seek to increase income by lending portfolio securities to broker-dealers or other institutional borrowers. Up to one-third of the value of the Portfolio’s total assets may be subject to securities lending. During the existence of a loan, the Portfolio will continue to receive the equivalent of the interest paid by the issuer on the securities loaned, or all or a portion of the interest on investment of the collateral, if any. The Portfolio may pay lending fees to such borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans only will be made to firms that have been approved by the investment adviser and the investment adviser or the securities lending agent will periodically monitor the financial condition of such firms while such loans are outstanding. Securities loans only will be made when the investment adviser believes that the expected returns, net of expenses, justifies the attendant risks. The Portfolio may engage in securities lending for total return as well as for income, and expects to invest the collateral received from loans in securities in which the Portfolio may invest. To the extent that the portfolio securities acquired with such collateral have decreased in value, it may result in the Portfolio realizing a loss at a time when it would not otherwise do so. This risk is substantially the same as that incurred through investment leverage. The Portfolio also may incur losses if the returns on securities that it acquires with cash collateral are less than the applicable rebate rates paid to borrowers and related administrative costs. Upon return of the loaned securities, the Portfolio would be required to return the related collateral to the borrower and may be required to liquidate portfolio securities in order to do so.

Pooled Investment Vehicles. Subject to applicable limitations, the Portfolio may invest in pooled investment vehicles, including open and closed-end investment companies unaffiliated with the investment adviser and exchange-traded funds. The market of common shares of closed-end investment companies, which are generally traded on an exchange, is affected by the demand for those securities regardless of the value for the fund’s underlying portfolio assets. The Portfolio will indirectly bear its proportionate share of any management fees paid by pooled investment vehicles in which it invests.

Borrowing. The Portfolio may borrow under the TALF program (and any other similar non-recourse program) to increase investments (“leveraging”). The Porfolio intends to limit its cumulative net investment (i.e., investment net of the TALF loans) in the TALF program to five percent of its total net assets as determined at the time of investment. Borrowings under the TALF program may exaggerate the effect on the Portfolio’s net asset value of any increase or decrease in the value of the security purchased with the borrowings. The non-recourse nature of the TALF loans combined with the limitation on the use of TALF-financed investments described above may limit some of the risks of leverage associated with borrowing under the TALF program.

The Portfolio also may borrow not more than 5% of the value of its total assets to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Portfolio and, while they are outstanding, would magnify increases or decreases in the value of the Portfolio’s net assets. The Portfolio may not purchase additional investment securities while outstanding temporary borrowings exceed 5% of the value of its total assets.

Illiquid Securities. The Portfolio may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks. Illiquid securities include those legally restricted as to resale, and may include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(2) and Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of illiquidity if eligible buyers become uninterested in purchasing them.

As the result of market events, certain types of credit instruments, such as investments in high-yield bonds, debt issued in leveraged buyout transactions, mortgage- and asset backed securities, and short-term asset-backed commercial paper, became illiquid in 2008. General market uncertainty and consequent re-

pricing of risk led to market imbalances of sellers and buyers, which in turn resulted in significant valuation uncertainties in mortgage and credit-related securities and other instruments. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many instruments remaining illiquid and of uncertain value.

Portfolio Holdings Information. The Portfolio will file with the Securities and Exchange Commission (“SEC”) a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. The Portfolio’s annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC’s website (www.sec.gov). The most recent fiscal and calendar quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information that is filed with the SEC is posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. Portfolio holdings information as of each calendar quarter end is posted to the website 30 days after such quarter end. The Portfolio also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of the most recent calendar quarter end on the Eaton Vance website approximately ten business days after the calendar quarter end.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Portfolio characteristics. A description of these policies and procedures is provided in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Item 5. Management, Organization and Capital Structure

     (a) Management

     The Portfolio’s investment adviser is Boston Management and Research (“BMR”), a subsidiary of Eaton Vance Management (“Eaton Vance”), with offices at Two International Place, Boston, MA 02110. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its affiliates currently manage over $155 billion on behalf of mutual funds, institutional clients and individuals. The investment adviser manages investments pursuant to an investment advisory agreement.

     Under its investment advisory agreement with the Portfolio, BMR receives a monthly advisory fee as follows:

Annual Fee Rate
Average Daily Net Assets for the Month	(for each level)

Up to $500 million	0.615%
$500 million but less than $1 billion	0.595%
$1 billion but less than $1.5 billion	0.575%
$1.5 billion but less than $2 billion	0.555%
$2 billion but less than $3 billion	0.520%
$3 billion and over	0.490%

     Mark S. Venezia is the portfolio manager of the Portfolio. Mr. Venezia co-manages other Eaton Vance funds and portfolios and has been a Vice President of Eaton Vance and BMR for more than five years.

(b)	Capital Stock

     Registrant incorporates by reference information concerning interests in the Portfolio from “Management and Organization” in the Fund SAI.

Item 6. Shareholder Information

     (a) Pricing

     The net asset value of the Portfolio is determined once each day only when the New York Stock Exchange (the “Exchange”) is open for trading (“Portfolio Business Day”). This determination is made each Portfolio Business Day as of the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) (the “Portfolio Valuation Time”). Registrant employs the same valuation methodologies as the Fund. Registrant incorporates by reference information concerning the computation of net asset value and valuation of Portfolio assets from “Valuing Shares” in the Fund prospectus.

     (b) and (c) Purchases and Redemptions

     As described above, interests in the Portfolio are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the 1933 Act. There is no minimum initial or subsequent investment in the Portfolio. The Portfolio reserves the right to cease accepting investments at any time or to reject any investment order. The placement agent for the Portfolio is Eaton Vance Distributors, Inc. (“EVD”), a direct wholly-owned subsidiary of Eaton Vance Corp. The principal business address of EVD is Two International Place, Boston, Massachusetts 02110. EVD receives no compensation for serving as the placement agent for the Portfolio.

     Each investor in the Portfolio may add to or reduce its investment in the Portfolio on each Portfolio Business Day as of the Portfolio Valuation Time. The value of each investor’s interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represents that investor’s share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor’s percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor’s investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor’s interest in the Portfolio for the current Portfolio Business Day.

     An investor in the Portfolio may withdraw all of (redeem) or any portion of (decrease) its interest in the Portfolio if a withdrawal request in proper form is furnished by the investor to the Portfolio. All withdrawals will be effected as of the next Portfolio Valuation Time. The proceeds of a withdrawal will be paid by the Portfolio normally on the Portfolio Business Day the withdrawal is effected, but in any event within seven days. The Portfolio reserves the right to pay the proceeds of a withdrawal (whether a redemption or decrease) by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the interest (whether complete or partial) being withdrawn. If an investor received a distribution in kind upon such withdrawal, the investor could incur brokerage and other charges in converting the securities to cash. Investments in the Portfolio may not be transferred.

     The right of any investor to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the “SEC”) or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), if an emergency exists as determined by the SEC, or during any other period permitted by order of the SEC for the protection of investors.

     (d) Dividends and Distributions

     The Portfolio will allocate at least annually among its investors each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

     (e) Frequent Purchases and Redemptions of Fund Shares

     In general, frequent purchases and redemptions of investment company shares may dilute the value of shares held by long-term shareholders. Excessive purchases and redemptions may disrupt efficient portfolio management, forcing an investment company to sell portfolio securities at inopportune times to raise cash, or cause increased expenses such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage, or increased administrative costs. The Boards of Trustees of the Eaton Vance funds have adopted policies for the Fund to discourage short-term trading and market timing and to seek to minimize the potentially detrimental effects of frequent purchases and redemptions of Fund shares. Registrant incorporates by reference additional information from “Restrictions on Excessive Trading and Market Timing” under “Purchasing Shares” in the Fund prospectus.

     (f) Tax Consequences

     Under the anticipated method of operation of the Portfolio, the Portfolio should be classified as a partnership under the Internal Revenue Code of 1986, as amended (the “Code”) and should not be subject to any federal income tax. However, each investor in the Portfolio will be required to take into account its allocable share of the Portfolio’s taxable ordinary income and capital gain in determining its federal income tax liability, if any. The determination of each such share will be made in accordance with the governing instruments of the Portfolio, which are intended to comply with the requirements of the Code and the regulations promulgated thereunder.

     The Portfolio expects to manage its assets in such a way that an investment company investing in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that it invests all of its assets in the Portfolio or other regulated investment companies that so manage their assets.

Item 7. Distribution Arrangements

     Not applicable.

PART B

Item 9. Cover Page and Table of Contents

The Portfolio is organized as a trust under the laws of the Commonwealth of Massachusetts under a Declaration of Trust dated October 19, 2009.

Item 11. Description of the Portfolio and Its Investments and Risks

Part A contains information about the investment objective and policies of the Portfolio. This Part B should be read in conjunction with Part A. Capitalized terms used in this Part B and not otherwise defined have the meanings given them in Part A.

With the exception of the Portfolio’s investment restrictions, which are set forth below, Registrant incorporates by reference additional information concerning the investment policies which may be employed by the Portfolio (as described in Part A) from “Strategies and Risks” in the Fund SAI. Registrant also incorporates by reference the Portfolio’s policies regarding the disclosure of portfolio holdings information (which apply equally to the Fund and Portfolio) from “Disclosure of Portfolio Holdings and Related Information” under “Performance” in the Fund SAI.

Investment Restrictions

The following investment restrictions of the Portfolio are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Portfolio’s outstanding voting securities, which as used in this SAI means the lesser of: (a) 67% of the shares of the Portfolio present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of the outstanding shares of the Portfolio. Accordingly, the Portfolio may not:

(1)	Borrow money or issue senior securities except as permitted by the 1940 Act;

(2)	Purchase securities on margin (but the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Portfolio of initial, maintenance or variation margin in connection with all types of options and futures contract transactions is not considered the purchase of a security on margin;

(3)	Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

(4)	Purchase or sell real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate; or

(5)	Make loans to any person, except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements, and (c) lending portfolio securities.

In addition, the Portfolio may:

(6)	Purchase and sell commodities and commodities contracts of all types and kinds (including without limitation futures contracts, options on futures contracts and other commodities related investments) to the extent permitted by law.

For purposes of determination of industry classification, the investment adviser generally considers an issuer to be in a particular industry if a third party has designated the issuer to be in that industry. If deemed appropriate, the investment adviser may assign an industry classification to the issuer.

The following nonfundamental investment policies have been adopted by the Portfolio. A nonfundamental investment policy may be changed by the Trustees with respect to the Portfolio, without approval of the Portfolio’s investors. The Portfolio will not:

make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time; or

invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees, or its delegate, determines to be liquid. Any such determination by a delegate will be made pursuant to procedures adopted by the Board. When investing in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

In addition, to the extent a registered open-end investment company acquires securities of the Portfolio in reliance on Section 12(d)(1)(G) under the 1940 Act, the Portfolio shall not acquire any securities of a registered open-end investment company in reliance on Section 12(d)(1)(G) under the 1940 Act.

Whenever an investment policy or investment restriction set forth in the Fund prospectus or Fund SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by the Portfolio of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel the Portfolio to dispose of such security or other asset. However, the Portfolio must always be in compliance with the borrowing policy and limitation on investing in illiquid securities set forth above. If a sale of securities is required to comply with the 15% limit on illiquid securities, such sales will be made in an orderly manner with consideration of the best interests of shareholders.

Item 12. Management of the Portfolio

     (a) - (c) Board of Trustees, Management Information and Compensation

Registrant’s Trustees, officers and Board committees are the same as those of Global macro Portfolio. Registrant incorporates by reference information concerning the management of the Portfolio from “Management and Organization” in the Fund SAI.

     (d) Sales Loads

     Not applicable.

     (e) Code of Ethics

Registrant is subject to the same Code of Ethics as the Fund. Registrant incorporates by reference information concerning the code of ethics from “Code of Ethics” under “Investment Advisory and Administrative Services” in the Fund SAI.

     (f) Proxy Voting Policies

Registrant is subject to the same proxy voting policy as the Fund. Registrant incorporates by reference information concerning the Fund’s proxy voting policies from “Proxy Voting Policy” under “Management and Organization” and from “Appendix E” and “Appendix F” in the Fund SAI.

Item 13. Control Persons and Principal Holders of Securities

     (a) - (b) Control Persons and Principal Holders

     Not applicable.

     (c) Management Ownership

As described in Part A, interests in the Portfolio may only be held by certain investment companies and other entities. Interests in the Portfolio cannot be purchased by a Trustee or officer of the Portfolio. The Trustees and officers of the Portfolio as a group do not own any interests in the Portfolio.

Item 14. Investment Advisory and Other Services

Investment Advisory Services. As described in Part A, BMR manages the Portfolio’s investments and affairs and provides related office facilities and personnel subject to the supervision of the Board of Trustees. The investment adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold and what portion, if any, of assets will be held uninvested. The Investment Advisory Agreement requires the investment adviser to pay the salaries and fees of all officers and Trustees who are members of the investment adviser’s organization and all personnel of the investment adviser performing services relating to research and investment activities.

The Investment Advisory Agreement with the investment adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that the investment adviser may render services to others. The Agreement also provides that the investment adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

Information About BMR and Eaton Vance. BMR and Eaton Vance are business trusts organized under the laws of The Commonwealth of Massachusetts. Eaton Vance, Inc. (“EV”) serves as trustee of BMR and Eaton Vance. EV and Eaton Vance are wholly-owned subsidiaries of Eaton Vance Corp. (“EVC”), a Maryland corporation and publicly-held holding company. BMR is an indirect subsidiary of EVC. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are Thomas E. Faust Jr., Ann E. Berman, Leo I. Higdon, Jr., Dorothy E. Puhy, Duncan W. Richardson and Winthrop H. Smith, Jr. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Mr. Faust, Jeffrey P. Beale, Cynthia J. Clemson, Maureen A. Gemma, Lisa Jones, Brian D. Langstraat, Michael R. Mach, Robert B. MacIntosh, Frederick S. Marius, Thomas M. Metzold, Scott H. Page, Mr. Richardson, Walter A. Row, III, G. West Saltonstall, Judith A. Saryan, David M. Stein, Payson F. Swaffield, Mark S. Venezia, Michael W. Weilheimer, Robert J. Whelan and Matthew J. Witkos (all of whom are officers of Eaton Vance or its affiliates). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under “Management and Organization,” all of the officers of the Trust (as well as Mr. Faust who is also a Trustee) hold positions in the Eaton Vance organization.

Expenses. The Portfolio is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser or the principal underwriter ).

Principal Underwriter. Eaton Vance Distributors, Inc. (“EVD”), Two International Place, Boston, MA 02110, is the placement agent of the Portfolio. The Placement Agent Agreement is renewable annually by the Trust’s Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement), may be terminated on sixty days’ notice either by such Trustees or by vote of a majority of the outstanding interest, and is automatically terminated upon assignment. EVD is a direct, wholly-owned subsidiary of EVC. Mr. Faust is a Director of EVD.

Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street“), 200 Clarendon Street, Boston, Massachusets 02116, serves as custodian and transfer agent. State Street has custody of all Portfolio assets, maintains the Portfolio general ledger and computes the daily net asset value of Portfolio interests in the Portfolio. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions. State Street also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including State Street. It is Eaton Vance’s opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential Portfolio custodial or other relationships with such banks.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, is the independent registered public accounting firm of the Portfolio, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

Item 15. Portfolio Managers

As described in Part A, interests in the Portfolio may only be held by certain investment companies and other entities. Interests in the Portfolio cannot be purchased by a portfolio manager.

Mr. Venezia also serves as portfolio manager of the Fund. Registrant incorporates by reference information concerning Mr. Venezia, the portfolio manager of the Portfolio, from “Portfolio Manager” under “Investment Advisory and Administrative Services” in the Fund SAI.

Item 16. Brokerage Allocation and Other Practices

Registrant follows the same brokerage practices as the Fund. Registrant incorporates by reference information concerning the brokerage practices of the Portfolio from “Portfolio Securities Transactions” in the Fund SAI.

Item 17. Capital Stock and Other Securities

Under the Portfolio’s Declaration of Trust, the Trustees are authorized to issue interests in the Portfolio. Investors are entitled to participate pro rata in distributions of taxable income, loss, gain and credit of the Portfolio. Upon dissolution of the Portfolio, the Trustees shall liquidate the assets of the Portfolio and apply and distribute the proceeds thereof as follows: (a) first, to the payment of all debts and obligations of the Portfolio to third parties including, without limitation, the retirement of outstanding debt, including any debt owed to holders of record of interests in the Portfolio (“Holders”) or their affiliates, and the expenses of liquidation, and to the setting up of any reserves for contingencies which may be necessary; and (b) second, in accordance with the Holders’ positive Book Capital Account balances after adjusting Book Capital Accounts for certain allocations provided in the Declaration of Trust and in accordance with the requirements described in Treasury Regulations Section 1.704-1(b)(2)(ii)(b)(2). Notwithstanding the foregoing, if the Trustees shall determine that an immediate sale of part or all of the assets of the Portfolio would cause undue loss to the Holders, the Trustees, in order to avoid such loss, may, after having given notification to all the Holders, to the extent not then prohibited by the law of any jurisdiction in which the Portfolio is then formed or qualified and applicable in the circumstances, either defer liquidation of and withhold from distribution for a reasonable time any assets of the Portfolio except those necessary to satisfy the Portfolio’s debts and obligations or distribute the Portfolio’s assets to the Holders in liquidation. Certificates representing an investor’s interest in the Portfolio are issued only upon the written request of a Holder.

Each Holder is entitled to vote in proportion to the amount of its interest in the Portfolio. Holders do not have cumulative voting rights. The Portfolio is not required and has no current intention to hold annual meetings of Holders, but the Portfolio will hold meetings of Holders when in the judgment of the Portfolio’s Trustees it is necessary or desirable to submit matters to a vote of Holders at a meeting. Any action which may be taken by Holders may be taken without a meeting if Holders holding more than 50% of all interests entitled to vote (or such larger proportion thereof as shall be required by any express provision of the Declaration of Trust of the Portfolio) consent to the action in writing and the consents are filed with the records of meetings of Holders.

The Portfolio’s Declaration of Trust may be amended by vote of Holders of more than 50% of all interests in the Portfolio at any meeting of Holders or by an instrument in writing without a meeting, executed by a majority of the Trustees and consented to by the Holders of more than 50% of all interests. The Trustees may also amend the Declaration of Trust (without the vote or consent of Holders) to change the Portfolio’s name or the state or other jurisdiction whose law shall be the governing law, to supply any omission or cure, correct or supplement any ambiguous, defective or inconsistent provision, to conform the Declaration of Trust to applicable federal law or regulations or to the requirements of the Code, or to change, modify or rescind any provision, provided that such change, modification or rescission is determined by the Trustees to be necessary or appropriate and not to have a materially adverse effect on the financial interests of the Holders. No amendment of the Declaration of Trust which would change any rights with respect to any Holder’s interest in the Portfolio by reducing the amount payable thereon upon liquidation of the Portfolio may be made, except with the vote or consent of the Holders of two-thirds of all interests. References in the Declaration of Trust and in Part A or this Part B to a specified percentage of, or fraction of, interests in the Portfolio, means Holders whose combined Book Capital Account balances represent such specified percentage or fraction of the combined Book Capital Account balance of all, or a specified group of, Holders.

The Portfolio may merge or consolidate with any other corporation, association, trust or other organization or may sell or exchange all or substantially all of its assets upon such terms and conditions and for such consideration when and as authorized by the Holders of (a) 67% or more of the interests in the Portfolio present or represented at the meeting of Holders, if Holders of more than 50% of all interests are present or represented by proxy, or (b) more than 50% of all interests, whichever is less. The Portfolio may be terminated (i) by the affirmative vote of Holders of not less than two-thirds of all interests at any meeting of Holders or by an instrument in writing without a meeting, executed by a majority of the Trustees and consented to by Holders of not less than two-thirds of all interests, or (ii) by the Trustees by written notice to the Holders.

The Declaration of Trust provides that obligations of the Portfolio are not binding upon the Trustees individually but only upon the property of the Portfolio and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Item 18. Purchase, Redemption and Pricing of Shares

See Item 6 herein. Registrant employs the same valuation procedures as the Fund. Registrant incorporates by reference information concerning valuation of the Portfolio’s assets from “Calculation of Net Asset Value” in the Fund SAI.

Item 19. Taxation of the Portfolio

Provided the Portfolio is operated at all times during its existence in accordance with certain organizational and operational documents, the Portfolio should be classified as a partnership under the Code, and it should not be a “publicly traded partnership” within the meaning of Section 7704 of the Code. Consequently, the Portfolio does not expect that it will be required to pay any federal income tax, and a Holder will be required to take into account in determining its federal income tax liability its share of the Portfolio’s income, gains, losses, deductions and credits.

Under Subchapter K of the Code, a partnership is considered to be either an aggregate of its members or a separate entity depending upon the factual and legal context in which the question arises. Under the aggregate approach, each partner is treated as an owner of an undivided interest in partnership assets and operations. Under the entity approach, the partnership is treated as a separate entity in which partners have no direct interest in partnership assets and operations. In the case of a Holder that seeks to qualify as a regulated investment company (“RIC”), the aggregate approach should apply, and each such Holder should accordingly be deemed to own a proportionate share of each of the assets of the Portfolio and to be entitled to the gross income of the Portfolio attributable to that share for purposes of all requirements of Subchapter M of the Code.

In order to enable a Holder (that is otherwise eligible) to qualify as a RIC, the Portfolio intends to satisfy the requirements of Subchapter M of the Code relating to sources of income and diversification of assets as if they were applicable to the Portfolio and to permit withdrawals in a manner that will enable a Holder which is a RIC to comply with the distribution requirements applicable to RICs (including those under Sections 852 and 4982 of the Code). The Portfolio will allocate at least annually to each Holder such Holder’s distributive share of the Portfolio’s net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit in a manner intended to comply with the Code and applicable Treasury Regulations.

To the extent the cash proceeds of any withdrawal (or, under certain circumstances, such proceeds plus the value of any marketable securities distributed to an investor) (“liquid proceeds”) exceed a Holder’s adjusted basis of his interest in the Portfolio, the Holder will generally realize a gain for federal income tax purposes. If, upon a complete withdrawal (redemption of the entire interest), a Holder receives only liquid proceeds (and/or unrealized receivables) and the Holder’s adjusted basis of his interest exceeds the liquid proceeds of such withdrawal and the Holder’s basis in any unrealized receivables, the Holder will generally realize a loss for federal income tax purposes. In addition, on a distribution to a Holder from the Portfolio, (1) income or gain may be recognized if the distribution changes a distributee’s share of any unrealized receivables held by the Portfolio and (2) gain or loss may be recognized on a distribution to a Holder that contributed property to the Portfolio. The tax consequences of a withdrawal of property (instead of or in addition to liquid proceeds) will be different and will depend on the specific factual circumstances. A Holder’s adjusted basis of an interest in the Portfolio will generally be the aggregate prices paid therefor (including the adjusted basis of contributed property and any gain recognized on the contribution thereof), increased by the amounts of the Holder’s distributive share of items of income (including income exempt from federal income taxation) and realized net gain of the Portfolio, and reduced, but not below zero, by (i) the amounts of the Holder’s distributive share of items of Portfolio loss, and (ii) the amount of any cash distributions (including distributions of income exempt from federal income taxation and cash distributions on withdrawals from the Portfolio) and the basis to the Holder of any property received by such Holder other than in liquidation, and (iii) the Holder’s distributive share of the Portfolio’s nondeductible expenditures not properly chargeable to the Holder’s capital account. Increases or decreases in a Holder’s share of the Portfolio’s liabilities may also result in corresponding increases or decreases in such adjusted basis.

A partnership has the option to make an election to adjust the basis of the partnership’s assets in the event of a distribution of partnership property to a partner, or a transfer of a partnership interest. This optional adjustment could either increase or decrease the value of a partnership interest to the transferee depending on the relevant facts. There can be no assurance that the Portfolio will make such an election in the future. Furthermore, this election is mandatory in certain circumstances.

For the taxable years beginning on or before December 31, 2010, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by the Portfolio to be qualified dividend income, the Portfolio must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio. A dividend will not be treated as qualified dividend income (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

The Portfolio’s investments in options, futures contracts, hedging transactions, forward contracts and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors, including RIC shareholders.

The Portfolio may be subject to foreign taxes on its income (including, in some cases, capital gains) from certain foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. The anticipated extent of the Portfolio’s investment in foreign securities is such that it is not expected that a Holder that is a RIC will be eligible to pass through to its shareholders foreign taxes paid by the Portfolio and allocated to the Holder, so that shareholders of such RIC will not be entitled to foreign tax credits or deductions for foreign taxes paid by the Portfolio and allocated to the RIC. Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Investments in passive foreign investment companies could subject the Portfolio to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investment may be mitigated by making an election to mark such investments to market annually or treat the passive foreign investment company as a “qualified electing fund.”

The Portfolio will allocate at least annually to its investors their respective distributive shares of any net investment income and net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio’s fiscal year on certain options and futures transactions that are required to be marked-to-market).

An entity that is treated as a partnership under the Code, such as the Portfolio, is generally treated as a partnership under state and local tax laws, but certain states may have different entity classification criteria and may therefore reach a different conclusion. Entities that are classified as partnerships are not treated as separate taxable entities under most state and local tax laws, and the income of a partnership is considered to be income of partners both in timing and in character. The laws of the various states and local taxing authorities vary with respect to the status of a partnership interest under state and local tax laws, and each Holder of an interest in the Portfolio is advised to consult his own tax adviser.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Investors should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local or foreign tax consequences of investing in the Portfolio. It is not possible at this time to predict whether or to what extent any changes in the Code or interpretations thereof will occur. Prospective investors should consult with their own tax advisers regarding pending and proposed legislation and other changes.

Item 20. Underwriters

The placement agent for the Portfolio is EVD. Investment companies, common and commingled trust funds, pooled income funds and similar entities may continuously invest in the Portfolio.

Item 21. Calculation of Performance Data

Not applicable. Item 22. Financial Statements Not applicable.

PART C

Item 23. Exhibits (with inapplicable items omitted)

(a)	Declaration of Trust dated October 19, 2009 filed herewith.

(b)	By-Laws of the Registrant adopted October 19, 2009 filed herewith.

(c)	Reference is made to Item 23(a) and 23(b) above.

(d)	Investment Advisory Agreement between the Registrant and Boston Management and
Research dated October 19, 2009 filed herewith.

(e)	Placement Agent Agreement with Eaton Vance Distributors, Inc. dated October 19, 2009 filed herewith.

(f)	The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See In the Matter of Capital Exchange Fund, Inc., Release No. IC-
20671 (November 1, 1994).

(g) (1)	Master Custodian Agreement with Investors Bank & Trust Company dated October 19,
2009 filed herewith.

(2)	Extension Agreement dated August 31, 2005 to Master Custodian Agreement with
Investors Bank & Trust Company filed as Exhibit (j)(2) to the Eaton Vance Tax-
Managed Global Buy-Write Opportunities Fund N-2, Pre-Effective Amendment No. 2
(File Nos. 333-123961, 811-21745) filed on September 26, 2005 (Accession No.
0000940394-05-005528) and incorporated herein by reference.

(3)	Delegation Agreement dated December 11, 2000 with Investors Bank & Trust Company filed as Exhibit (j)(e) to the Eaton Vance Prime Rate Reserves N-2, Amendment No. 5
(File No. 333-32276, 811-05808) filed on April 3, 2001 (Accession No. 0000940394-01-
500126) and incorporated herein by reference.

(p)	Code of Ethics adopted by Eaton Vance Corp., Eaton Vance Management, Boston
Management and Research, Eaton Vance Distributors, Inc. and the Eaton Vance Funds
effective September 1, 2000, as revised October 19, 2009, filed as Exhibit (p) to Post-
Effective Amendment No. 119 of Eaton Vance Municipals Trust (File Nos. 33-572, 811-
4409) filed October 26, 2009 (Accession No. 0000940394-09-000803) and incorporated herein by reference.

C-1

Item 24. Persons Controlled by or Under Common Control with Registrant

     Not applicable.

Item 25. Indemnification

Article V of the Registrant’s Declaration of Trust contains indemnification provisions for Trustees and officers. The Trustees and officers of the Registrant and the personnel of the Registrant’s investment adviser are insured under an errors and omissions liability insurance policy.

The Placement Agent Agreement also provides for reciprocal indemnity of the placement agent, on the one hand, and the Trustees and officers, on the other.

Item 26. Business and Other Connections of the Investment Adviser

Reference is made to: (i) the information set forth under the caption “Management and Organization” in the Fund SAI; (ii) the Eaton Vance Corp. 10-K filed under the Securities Exchange Act of 1934 (File No. 1-8100); and (iii) the Forms ADV of Eaton Vance Management (File No. 801-15930) and Boston Management and Research (File No. 801-43127) filed with the SEC, all of which are incorporated herein by reference.

Item 27. Principal Underwriters

     Not applicable.

Item 28. Location of Accounts and Records

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the possession and custody of the Registrant’s custodian, State Street Bank and Trust Company, 200 Clarendon Street, Boston, MA 02116, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of the Registrant’s investment adviser at Two International Place, Boston, MA 02110. The Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of the Registrant’s investment adviser.

Item 29. Management Services

     Not applicable.

Item 30. Undertakings

     Not applicable.

C-2

SIGNATURES

     Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and Commonwealth of Massachusetts on the 16th day of November, 2009.

GLOBAL OPPORTUNITIES PORTFOLIO By: /s/ Mark S. Venezia Mark S. Venezia President

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

(a)	Declaration of Trust as of October 19, 2009

(b)	By-Laws of the Registrant adopted October 19, 2009

(d)	Investment Advisory Agreement between the Registrant and Boston Management and
Research dated October 19, 2009

(e)	Placement Agent Agreement with Eaton Vance Distributors, Inc. dated October 19, 2009

(g)	Master Custodian Agreement with Investors Bank & Trust Company dated October 19,
2009